Exhibit 10.8

LOCKUP AGREEMENT

This AGREEMENT (the “Agreement”) is made as of April 14, 2010 by the undersigned (“Holder”), in connection with its ownership of shares of Dragon Acquisition Corporation, a Cayman Islands company (the “Company”). Capital terms used and not otherwise defined herein shall have the respective meanings set forth in the Subscription Agreement of the Company, dated as of April 14, 2010, and its attachments thereto.

NOW THEREFORE, for good and valuable consideration, the sufficiency and receipt of which consideration are hereby acknowledged, Holder agrees as follows:

Background

A.     The Company is offering to certain investors (the “Investors”), on a “best efforts” basis, investment units (“Units”), each Unit consisting of (i) one (1) of the Company’s 6% Convertible Preference Shares, par value $0.002112 per share, convertible into one of the Company’s ordinary shares, par value $0.002112 per share (the “Ordinary Shares”) and (ii) one (1) warrant to purchase one-half of one of the Ordinary Shares, at a per share exercise price of $6.00 (or two half-shares for $3.00 each), for aggregate gross proceeds of a minimum of $15,000,000 (or a lower amount at the discretion of the Company and the Placement Agent) and up to a maximum of $20,000,000 (the “Offering”), in reliance upon an exemption from securities registration afforded by Regulation D and/or Regulation S as promulgated under the Securities Act of 1933, as amended (the “Securities Act”) and Section 4(2) of the Securities Act;

B.     Such Offering is in connection with the combination (the “Combination”) of the Company and Leewell Investment Group Limited, a Hong Kong company (“Leewell”). The closing of the Combination is conditioned upon all of the conditions of the Offering being met, and the Offering is conditioned upon the closing of the Combination (the “Closing”). Leewell owns 100% of the issued and outstanding capital stock of Qingdao Oumei Real Estate Development Co., Ltd. (“Qingdao Oumei”), a company incorporated under the laws of the People’s Republic of China (“China” or the “PRC”). Pursuant to the Combination, Leewell and Qingdao Oumei will become wholly-owned subsidiaries of the Company.

C.     Holder is the beneficial owner of the amount of Ordinary Shares of the Company designated on the signature page hereto.

D.     As a condition to the Offering and as an inducement to the Investors to enter into the Subscription Agreement, Holder understands that the Investors have required, and the Company has agreed to obtain on behalf of the Investor an agreement from the Holder to refrain from selling any of the Lockup Shares, as defined below, for a period of eighteen (18) months (“Restricted Period”) from the closing of the Offering.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto hereby agree as follows:

1.     Sale Restriction. Holder hereby agrees that during the Restriction Period, the Holder will not offer, pledge, sell, contract to sell, sell any option or contract to purchase, lend, transfer or otherwise dispose of any Ordinary Shares or any options, warrants or other rights to purchase Ordinary Shares or any other security of the Company which Holder owns or has a right to acquire as of the date hereof (collectively, the “Lockup Shares”). Any subsequent issuance to and/or acquisition by Holder of Ordinary Shares or options or instruments convertible into Ordinary Shares will be subject to the provisions of this Agreement.

Notwithstanding the foregoing restrictions on transfer, the Holder may, at any time and from time to time during the Restriction Period, transfer the Ordinary Shares (i) as bona fide gifts or transfers by will or intestacy, (ii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the Holder, provided that any such transfer shall not involve a disposition for value, (iii) to a partnership which is the general partner of a partnership of which the Holder is a general partner, provided, that, in the case of any gift or transfer described in clauses (i), (ii) or (iii), each donee or transferee agrees in writing to be bound by the terms and conditions contained herein in the same manner as such terms and conditions apply to the undersigned. For purposes hereof, “immediate family” means any relationship by blood, marriage or adoption, not more remote than first cousin.

2.     Ownership. During the Lock-Up Period, the Shareholder shall retain all rights of ownership in the Lock-Up Shares, including, without limitation, voting rights and the right to receive any dividends that may be declared in respect thereof, except as otherwise provided in the Transaction Documents whereby any benefits, rights, title or otherwise shall inure to the Purchasers.

3.     Company and Transfer Agent. The Company is hereby authorized and required to disclose the existence of this Agreement to its transfer agent. The Company and its transfer agent are hereby authorized and required to decline to make any transfer of the Common Stock if such transfer would constitute a violation or breach of this Agreement and/or the Securities Purchase Agreement.

4.     Notice. All notices, communications and instructions required or desired to be given under this Agreement must be in writing and shall be deemed to be duly given if sent by registered or certified mail, return receipt requested, or overnight courier to the following addresses:

If to the Company:

Dragon Acquisition Corporation
Shandong Motorway Building
29 Miaoling Road
Qingdao 266000
People’s Republic of China

With copies to:

Pillsbury Winthrop Shaw Pittman LLP
2300 N Street NW
Washington, D.C. 20037
Facsimile: 202.663.8007
Attn.: Louis A. Bevilacqua, Esq.

If to the Holder, to the address set forth on the signature page hereto.

5.     Miscellaneous.

a.     At any time, and from time to time, after the signing of this Agreement Holder will execute such additional instruments and take such action as may be reasonably requested by the Investor to carry out the intent and purposes of this Agreement.

b.     This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York or in the federal courts located in the state of New York. The parties to this Agreement hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. The parties executing this Agreement and other agreements referred to herein or delivered in connection herewith agree to submit to the in personam jurisdiction of such courts and hereby irrevocably waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney’s fees and costs. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement. Notices hereunder shall be given in the same manner as set forth in the Subscription Agreement. Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Agreement or any other Offering documents by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. Holder irrevocably appoints the Company its true and lawful agent for service of process upon whom all processes of law and notices may be served and given in the manner described above; and such service and notice shall be deemed valid personal service and notice upon Holder with the same force and validity as if served upon Holder.

c.     The restrictions on transfer described in this Agreement are in addition to and cumulative with any other restrictions on transfer otherwise agreed to by the Holder or to which the Holder is subject to by applicable law.

d.     This Agreement shall be binding upon Holder, its legal representatives, successors and assigns.

e.     This Agreement may be signed and delivered by facsimile signature and delivered electronically.

f.     The Company agrees not to take any action or allow any act to be taken which would be inconsistent with this Agreement.

g.     This Agreement may not be modified, amended, altered or supplemented, except by a written agreement executed by each of the parties hereto and Access America Investments, LLC, provided, that Access America Investments, LLC (or any of its affiliates) holds more than 5% of its original investment.

h.     This Agreement contains the entire understanding and agreement of the parties relating to the subject matter hereof and supersedes all prior and/or contemporaneous understandings and agreements of any kind and nature (whether written or oral) among the parties with respect to such subject matter.

i.     The Holder acknowledges that this Agreement is being entered into for the benefit of the Investors identified in the Subscription Agreement and may be enforced by the Investors and may not be amended without the consent of the Investors, which may be withheld for any reason.

IN WITNESS WHEREOF, and intending to be legally bound hereby, Holder has executed this Agreement as of the day and year first above written.

HOLDER:

/s/ Yang Chen
Signature of Holder

Yang Chen
Print Name of Holder

None
Number of Ordinary Shares Beneficially Owned

Address: c/o Dragon Acquisition Corporation
Shandong Motorway Building
29 Miaoling Road
Qingdao 266000
People’s Republic of China

COMPANY:

DRAGON ACQUISITION CORPORATION

By: /s/ Yang Chen
Name: Yang Chen
Title: Chief Financial Officer

[Signature Page to Lock-Up Agreement]